SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                     EVERGREEN SELECT LIMITED DURATION FUND
                                   (THE FUND)


     Effective November 23, 1998, the section of prospectus of the Fund entitled Portfolio Managers under Fund Organization and Service Providers is hereby supplemented to reflect the following change:

     Sam C. Paddison has been the portfolio manager of the Fund since November, 1998. Mr. Paddison has over 25 years of institutional investment experience. Since joining First Union National Bank (FUNB) in 1996, Mr. Paddison has been Senior Vice President and Managing Director of the Specialty Fixed Income Group-Northern Region. Prior to joining FUNB, Mr. Paddison was Head of Strategic Asset and Liability Management for First Fidelity Bank from 1987 to 1996.

     Andrew C. Zimmerman has been the portfolio manager of the Fund since November, 1998. Mr. Zimmerman has 6 years of institutional investment experi-ence. Mr. Zimmerman joined FUNB in 1992 as an Investment Officer of the Specialty Fixed Income Group.






November 23, 1998